SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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ING EQUITY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING EQUITY TRUST
ING Growth Opportunities Fund

(formerly ING LargeCap Growth Fund)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

February 2, 2009

Dear Shareholder:

On behalf of the Board of Trustees of ING Growth Opportunities Fund (the “Fund”), a series of ING Equity Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund scheduled for 10:00 a.m., Local time, on April 3, 2009 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM” or “the Proposed Sub-Adviser”), the Fund’s proposed sub-adviser (the “Proposal”).  On January 26, 2009, ING IM began serving as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement that is currently in effect.  The interim agreement will expire on June 25, 2009. If the Proposal is approved by shareholders, ING IM will continue to serve as the sub-adviser to the Fund pursuant to the new sub-advisory agreement.

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than April 2, 2009.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING EQUITY TRUST
ING Growth Opportunities Fund

(formerly ING LargeCap Growth Fund)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING GROWTH OPPORTUNITIES FUND

Scheduled For April 3, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Growth Opportunities Fund (the “Fund”), a series of ING Equity Trust (the “Trust”) is scheduled for April 3, 2009, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, the Fund’s shareholders will be asked: (1) to approve a proposal to appoint ING Investment Management Co. (“ING IM”) as the sub-adviser to the Fund and the implementation of a sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM (the “Proposal”), and (2) to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the Proposal.

Shareholders of record as of the close of business on January 5, 2009 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly, but in no event later than April 2, 2009, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new Proxy Ballot, (ii) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: February 2, 2009

PROXY STATEMENT

ING EQUITY TRUST

ING GROWTH OPPORTUNITIES FUND

(formerly ING LargeCap Growth Fund)

February 2, 2009

Toll free: (800) 992-0180
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for April 3, 2009

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.                                       To approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for ING Growth Opportunities Fund (the “Fund”) between ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM” or the “Proposed Sub-Adviser”), under which ING IM would become the sub-adviser to the Fund ;

2.                                       To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereof in the discretion of the proxies or their substitutes.

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Equity Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about February 2, 2009 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on January 5, 2009. The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Fund.

Who is eligible to vote?

Shareholders of record who owned shares of the Fund at the close of business on January 5, 2009 (the “Record Date”) are eligible to vote. (See “How do I vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

Share	Shares
Class	Outstanding
Class A
Class B
Class C
Class I
Class Q
Total

To the best of the Trust’s knowledge, as of January 5, 2009, no person owned beneficially more than 5% of any class of voting securities of the Fund, except as set forth in Appendix A. [To the best of the Trust’s knowledge, as of such date, no Trustee or Executive Officer owned beneficially more than 1% of any class of equities of the Fund.]

What information is contained in the Proxy Statement?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot, because you have the right to vote on these important Proposals concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at 1-866-209-6472.

Who will solicit my proxy?

The Trust has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $40,200. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-209-6472. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for April 3, 2009 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Friday, April 3, 2009

The Proxy Statement is available on the Internet at http://www. [                ]. Copies of the Fund’s Annual Report for the fiscal year ended May 31, 2008 have previously been mailed to shareholders. The Fund’s Semi-Annual Report for the period ended November 30, 2008 (unaudited) was mailed to shareholders on or about January 30, 2009.

You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

THE PROPOSAL

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is the Proposal?

The Fund and the Adviser wish to retain the services of ING Investment Management Co. (“ING IM”) as the sub-adviser to the Fund.  At a meeting on November 14, 2008, the Board approved the appointment of ING IM as the sub-adviser to the Fund.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about April 3, 2009 and will remain in full force and effect, unless otherwise terminated, through November 30, 2010.  A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix B.

At the November 14, 2008 meeting, the Board terminated the Fund’s sub-advisory agreement with Wellington Management Company, LLP (“Wellington”), effective January 26, 2009.  The Board also approved an interim sub-advisory agreement for the Fund between ING Investments and ING IM (the “Interim Agreement”), effective on January 26, 2009, for a 150-day period or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained.*  ING IM currently manages the Fund pursuant to the Interim Agreement.

Who is the Fund’s adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of September 30, 2008, ING Investments managed approximately $37.4 billion in registered investment company assets.

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, dated September 23, 2002 (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last approved by the Board on November 14, 2008, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Investment

* Prior to January 26, 2009, the name of the Fund was ING LargeCap Growth Fund. In connection with the appointment of ING IM as the sub-adviser pursuant to the Interim Agreement effective January 26, 2009, the Fund also implemented a strategy change. As explained on page 7 of this Proxy Statement, consistent with the shift from a large-cap strategy to an all-cap strategy, the Fund was renamed “ING Growth Opportunities Fund.”

Management Agreement was most recently approved by the Fund’s shareholders on August 18, 2000, in connection with the acquisition of Pilgrim Investments, Inc. by ING Groep N.V.†

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 0.75% of the first $500 million; 0.675% of the next $500 million; and 0.65% thereafter. The Fund paid $1,499,920 in annual fees (the “advisory fees”) to ING Investments for fiscal year ended May 31, 2008.

See Appendix C for a listing of the names, addresses and principal executive officers of ING Investments.

† ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

Who was the Fund’s sub-adviser?

Wellington sub-advised the Fund from June 2, 2003. As discussed below, the Board terminated the Fund’s current sub-advisory agreement with Wellington, effective January 26, 2009.  The Board’s primary considerations in taking this action were the significant net outflows experienced by the Fund since 2003, which have made it difficult for the Fund to achieve economies of scale, and the investment performance of the Fund during the period that Wellington had served as sub-adviser in relation to the Fund’s primary benchmark and peer group.  The table below shows the performance of the Fund during that period compared with the Russell 1000® Growth Index, Russell 1000® Index and the Morningstar Large Growth Category Average.

Total Returns during Wellington’s Management for Periods ended December 31

	June 2, 2003 - December 31, 2003(1)		2004	2005	2006	2007	2008
ING Growth Opportunities Fund(Class A)(2)	11.78%		5.71%	(1.96)%	(1.97)%	9.70%	(45.86)%
Russell 1000® Growth Index(3)	16.31	%(6)	6.30%	5.26%	9.07%	11.81%	(38.44)%
Russell 1000® Index(4)	17.15	%(6)	11.40%	6.27%	15.46%	5.77%	(37.60)%
Morningstar Large Growth Category Average(5)	16.80	%(6)	0.19%	3.43%	5.68%	12.34%	(41.87)%

(1)          Wellington sub-advised the Fund from the period June 2, 2003 through January 26, 2009.

(2)          Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.

(3)          The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and forecasted growth.

(4)          The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(5)          Rankings based on performance of custom blended composite in Morningstar’s Large Growth Category.

(6)          The index returns for Class A shares are for the period beginning June 1, 2003.

Wellington is an investment advisory firm organized as a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Pursuant to its authority under the Investment Management Agreement, ING Investments delegated to Wellington sub-advisory duties, including responsibility for the day-to-day management of the Fund, under its supervision. The sub-advisory agreement between ING Investments and Wellington was approved by the Fund’s initial shareholder on July 10, 2002 in connection with the creation of the Fund.  ING Investments paid Wellington $751,466 in sub-advisory fees for its services to the Fund for the fiscal year ended May 31, 2008.

Who is the Proposed Sub-Adviser?

Founded in 1972, ING IM is registered with the SEC as an investment adviser.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. As of September 30, 2008, ING IM managed approximately $62.6 billion in assets.  The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM.

Appendix D sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which ING IM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2008.

How will the Proposal, if approved, affect the management of the Fund?

As discussed above, the day-to-day management of the Fund’s portfolio is currently provided by ING IM pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Fund and provide the day-to-day management of the Fund’s portfolio. ING Investments would be responsible for monitoring the investment program and performance of ING IM.

Are there changes to the investment strategy and the name of the Fund?

Yes, there are changes to the Fund’s investment strategies. Given the significant outflows from the Fund over the past few years and its investment performance under the large cap strategy, the Board, upon the recommendation of management, also approved a shift to an all-cap strategy. ING IM will use an active approach of bottom-up fundamental analysis to manage the Fund as an all-cap growth equity portfolio.  Furthermore, consistent with the new all-cap strategy, the Fund was renamed “ING Growth Opportunities Fund.” If the sub-advisor change is approved by shareholders, the Russell 3000® Growth Index will become the Fund’s primary benchmark, in an effort to represent the investment strategy being implemented by ING IM. The Fund’s investment objective will continue to be long-term capital appreciation.

As discussed above, ING IM began managing the Fund on January 26, 2009 pursuant to the Interim Agreement.  A supplement to the Fund’s current prospectus was filed on November 20, 2008 and mailed to shareholders.

Principal Investment Strategies

Effective January 26, 2009, the investment strategies of the Fund are as follows:

The Fund normally invests primarily in equity securities of companies with varying market capitalizations of any size. The Fund will primarily invest in the equity securities of large-, mid- and small-capitalization U.S. companies that the Sub-Adviser believes have above average prospects for growth.

The Fund’s investment strategy uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis.  The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price.  The objective of the fundamental analysis is to confirm the persistence of the company’s revenue and earnings growth and validate the expectations for earnings estimate revisions, particularly relative to consensus estimates.  A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Fund may invest up to 15% of its assets in securities of foreign issuers. The Fund may also invest in non-U.S. dollar denominated securities, initial public offerings and, to the extent permitted by the Investment Company Act of 1940, as amended, in other investment companies, including exchange-traded funds.

The Fund may invest in derivative instruments including, but not limited to, put options, call options and futures.

The Sub-Adviser may sell securities for a variety of reasons, such as limited upside potential left in the stock, deteriorating fundamentals, or to redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Management of the Fund

The day-to-day management of the Fund will be performed by the following team of investment professionals:

Uri Landesman, Portfolio Manager, is Head of Global Growth Equities for ING IM. Mr. Landesman joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman has over 20 years of experience and began his career at Sanford C. Bernstein & Co.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994. Before assuming his current responsibilities, he provided quantitative analysis for the firm’s small-capitalization equity strategies. Mr. Bianchi has over 12 years of investment management experience.

What are the key risks of investing in the Fund after the changes to the investment strategy?

You could lose money on an investment in the Fund.  The key risks of investing in the Fund are described below.  Certain risks are different following the changes to the Fund’s investment strategy.  The Fund’s investment strategy under Wellington focused on securities of successful, large, growing companies. Under the new investment strategy with ING IM as sub-adviser, the Fund is an actively managed all-cap growth equity portfolio that utilizes a bottom-up fundamental research process.

The following outlines the principal risks of investing in the Fund under the new investment strategies.  Due to the Fund’s ability to invest in derivative instruments and securities of small- and mid- capitalization companies, derivatives risk and small- and mid-capitalization companies risk are new principal risks of investing in the Fund. Furthermore, the Fund’s exposure to price volatility risk is increased under the new all-cap strategy because the Fund can invest (as a principal strategy) in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies. You could lose money on an investment in the Fund.  The Fund may be affected by the following risks, among others:

Derivatives - Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Foreign Investments - Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Growth Investing - Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Initial Public Offerings (“IPOs”) - IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, stocks of newly public companies may decline shortly after the IPO. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Market Trends - From time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor securities or industries to which the Fund is not exposed, or may not favor equities at all.

Other Investment Companies - The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Price Volatility - The value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Inability To Sell Securities – convertible securities, smaller company securities, and some foreign companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. .

Securities Lending - There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Small-Capitalization/Mid-Capitalization Companies - Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

What are the terms of the Investment Management Agreement?

The Fund’s Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Fund’s sub-adviser.

The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement provides that the Adviser receives an advisory fee, payable monthly, pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 0.75% of the first $500 million; 0.675% of the next $500 million; and 0.65% thereafter. As discussed below, the expense limit for each class of the Fund will be reduced in recognition of the lower cost of ING IM’s sub-advisory fee.  Please refer to page 13 for further details.

As discussed earlier, on January 26, 2009, ING IM was appointed as the sub-adviser to the Fund pursuant to the Interim Agreement that was approved by the Board.  Under its terms, the sub-advisory fees payable to ING IM under the Interim Agreement are the same as those discussed below for the Proposed Sub-Advisory Agreement.

ING Investments, and not the Fund, will bear the expense of the services to be provided by ING IM.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix B.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

The key terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with the exception of the fees, authorization to act as the Fund’s agent in certain situations when making investments on behalf of the Fund, duties with respect to voting proxies and exclusivity.  Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM are paid by ING Investments, and not by the Fund.  Pursuant to the Proposed Sub-Advisory Agreement, ING IM acts as the Fund’s sub-adviser.  In this capacity, ING IM furnishes the Fund with investment advisory services in connection with a continuous investment program and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, determines and selects the securities to be purchased for and sold from the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or negligence in the performance of its obligations or reckless disregard of its obligations and duties, ING IM would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

 The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets.  For its fee, ING IM furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 0.338% of the first $500 million; 0.304% of the next $500 million; and 0.293% thereafter.

 The ING IM Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to ING IM and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and ING IM; or by ING IM upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that ING IM may terminate the Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or ING IM does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.

The key terms of the Interim Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.

What are the changes to the Fund’s fee structure due to the appointment of ING IM as sub-adviser?

As noted above, the sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets): 0.338% of the first $500 million; 0.304% of the next $500 million; and 0.293% thereafter. The sub-advisory fee payable to Wellington was at an annual rate of 0.45% of the first $100 million; 0.30% of the next $1.4 billion; and 0.25% over $1.5 billion of the Fund’s average daily net assets.  Since ING Investments pays the sub-advisory fee out of its advisory fee, the changes will not alter the Fund’s expenses paid by the shareholders.  The Fund’s expense limitation agreement has been modified in order to allow ING Investments share the savings it receives from the reduced sub-advisory fees.†

†                                          Prior to January 27, 2009, the expense limits for each class of the Fund were: Class A- 1.45%; Class B- 2.10%; Class C – 2.10%; Class I – 1.10%; and Class Q – 1.35%.

Effective January 27, 2009 until January 27, 2010, pursuant to an expense limitation agreement, ING Investments and ING Funds Distributor, LLC (“ING Funds Distributor”) have agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible recoupment by ING Investments within three years. The expense limit for each class of the Fund is as follows:

Class A	Class B	Class C	Class I	Class Q
1.35%	2.00%	2.00%	1.00%	1.25%

After January 27, 2010, the expense limit for each class of the Fund would be as follows:

Class A	Class B	Class C	Class I	Class Q
1.40%	2.05%	2.05%	1.05%	1.30%

These expense limits in place after January 27, 2010 will remain until at least October 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one- year terms unless ING Investments provides written notice of termination of an expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.

The following table reflects the fees paid by ING Investments to Wellington for services rendered with respect to the Fund for the period from June 1, 2007 to May 31, 2008, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period.

Fund	Fee Paid to Wellington	Hypothetical Fee Paid to ING IM	Increase/(Decrease)
ING Growth Opportunities Fund	$751,466	$677,341	(9.86)%

Fund	Current % Retained by Adviser Under Wellington Sub-Advisory Agreement	Proposed % Retained by Adviser Under Proposed Sub- Advisory Agreement
ING Growth Opportunities Fund	0.30%	0.41%

At current asset levels, the sub-advisory fee payable by ING Investments to ING IM would decrease under the Proposed Sub-Advisory Agreement.  As of December 31, 2008, the net assets of the Fund were approximately $82.2 million.

What is the required vote?

Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve the Proposal?

If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed by ING IM under the Interim Agreement until no later than June 25, 2009 and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING IM as the sub-adviser to the Fund?

At the November 14, 2008 Board meeting, management recommended, and the Board approved, the replacement of Wellington as sub-adviser to the Fund. In reviewing potential sub-advisers, management considered a number of factors that were relevant to the selection of a new sub-adviser to the Fund.  Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration.  Beyond this, ING Investments focused on each potential sub-adviser’s investment process, investment performance, and price.

ING Investments determined that ING IM possesses the right mix of attributes to manage the Fund, and therefore recommended ING IM to the Board as the new sub-adviser to the Fund. In recommending ING IM to serve as sub-adviser, Management considered that ING IM has had proven success managing fundamental strategies in recent years. Management felt confident in ING IM’s large-cap growth, mid-cap growth, small-cap growth and international research teams’ capabilities, which have demonstrated strong performance and a consistent process that would suit the Fund’s change to an all-cap strategy.

The Board has established an Investment Review Committee to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the Committee’s meeting held on November 13, 2008, ING Investments provided the Committee members with written materials in support of the proposed appointment of ING IM as the sub-adviser to the Fund. Among the materials provided to the Committee was a discussion of ING Investment’s rationale for recommending ING IM as a proposed sub-adviser, written materials provided by ING IM with respect to its proposed strategy for the Fund, including its stock selection process, its compliance structure and the resources it could devote to managing the Fund, and information with respect to ING IM’s performance in managing accounts in a style similar to that in which they propose to manage the Fund. The Committee also considered the reputation of ING IM in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed appointment of ING IM as the sub-adviser to the Fund.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Fund. In advance of the Committee’s telephonic meeting held on November 7, 2008, Management provided the Committee members with written materials in support of the proposed new sub-adviser to the Fund.  The Committee reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING IM as the sub-adviser to the Fund. At the conclusion of the meeting, the Committee determined that it would recommend to the full Board, approval of the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on November 14, 2008, the Board of Trustees, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are “interested persons” (as such term is defined under the 1940 Act) of any such party nor have any interest in the Agreement (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement for the Fund.  As discussed above, the Board terminated the Fund’s current sub-advisory agreement with Wellington, effective January 26, 2009.  The Board’s primary considerations in taking this action were the significant net outflows experienced by the Fund since 2003 and the investment performance of the Fund during the period that Wellington had served as sub-adviser in relation to the Fund’s benchmark and peer group.

In determining whether to approve the Proposed Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following:  (1) ING IM’s presentation before the Investment Review Committee at its November 13, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its November 14, 2008 meeting that discuss management’s rationale for recommending that ING IM serve as the sub-adviser to the Fund; (3) responses from ING IM to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the Proposed Sub-Advisory Agreement with ING IM on behalf of the Fund; and (5) other information relevant to the Board’s decision.

The Board’s consideration of whether to approve the sub-advisory agreement with ING IM took into account several factors including, but not limited to, the following:  (1) ING Investments’ view of the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement; (4) the prior performance of ING IM accounts with similar investment objectives and strategies to the Fund’s objective and revised strategies as compared to an appropriate benchmark index and relevant peer groups; the Board noted that a composite of ING IM accounts managed similarly to the Fund had performed in line with relevant benchmarks; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as the Fund’s sub-adviser; the Board noted that compensation paid to ING IM would be lower than paid to Wellington and that a portion of such savings would be passed on to shareholders by lowering expense limits on all classes of the Fund through at least January 27, 2010; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (8) ING IM’s financial condition; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective; and (10) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions:  (1) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (2) ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement between ING Investments and ING IM.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its November 14, 2008 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to appoint ING IM as sub-adviser to the Fund and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

GENERAL INFORMATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

January 5, 2009 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Adviser, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $199,986 for the fiscal year ended May 31, 2008. ING Funds Distributor, an indirect, wholly owned subsidiary of ING Groep serves as the principal underwriter to the Fund. With respect to the Fund, ING Funds Distributor was paid $1,082,669 for the fiscal year ended May 31, 2008. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal year ended May 31, 2008, the Fund did not pay commissions to affiliated brokers.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the internet. Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.

Secretary

February 2, 2009
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Fund

As of January 5, 2009

	Percent of Class and	Percentage
Name and Address of Shareholder	Type of Ownership*	of Fund

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF

SUB-ADVISORY AGREEMENT

FORM OF

SUB-ADVISORY AGREEMENT

AGREEMENT made this        day of                     , 2009 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management, Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Equity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii)                           The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)                                 The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(c)                                  The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)                                 With respect to any investments, including, but not limited, to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, on behalf of a Series, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Series’ operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trust.

10.                           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

11.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any Series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14.  Indemnification.

(a)                                  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.  Duration and Termination.

(a)                                  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2010.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12, and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Equity Trust
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Attention: Kimberly A. Anderson

If to the Sub-Adviser:

ING Investment Management, Co.
10 State House Square
Hartford, CT 06103-3602
Attention: Michael Gioffre

16.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:

Michael J. Roland

Executive Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Title:

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Growth Opportunities Fund (formerly, ING LargeCap Growth Fund)	0.338% of first $500 million 0.304% of next $500 million; and 0.293% of assets in excess of $1 billion

APPENDIX C

Principal Executive Officers of ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Michael J. Roland – Executive Vice President

Todd Modic – Senior Vice President, Chief Financial Officer and Assistant Secretary

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Robert Terris – Senior Vice President

Ernest J. C’Debaca – Senior Vice President

Huey P. Falgout, Jr. – Secretary
Robyn L. Ichilov – Vice President and Treasurer

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Ernest J. C’Debaca – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. - Secretary

C-1

Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Name and Title
Robert G. Leary – President and Chief Executive Officer

Rick A. Nelson – Vice Chairman and Chief Investment Officer Third Party Business

Jeffrey T. Becker – Vice Chairman and Chief Financial and Operating Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Executive Vice President and Head of Structured Assets and Innovation

Gerald T. Lins – General Counsel

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Mark Spina – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’Debaca – Senior Vice President, Head of Retail Compliance

Mark Blinder – Senior Vice President

Todd Modic – Senior Vice President

Michael D. Perkins – Senior Vice President

John West – Senior Vice President

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – Vice President, Controller, Chief Financial Officer and Financial and Operations

Principal

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’Debaca – Senior Vice President and Head of Retail Compliance

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Peter Caldwell – Vice President and Controller

Huey P. Falgout, Jr. – Vice President and Secretary

C-2

APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING INVESTMENT MANAGEMENT CO. (“ING IM”)

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which ING IM acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2008.

Fund	Annual Compensation (as a percentage of average daily net assets)	Net Assets (in millions)

D-1

[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-xxx-xxxx and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING EQUITY TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 3, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING Growth Opportunities Fund (formerly ING LargeCap Growth Fund)

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 3, 2009 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

To approve the appointment of ING Investment Management Co. (“ING IM”) as the sub-adviser to the Fund and the implementation of the sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.